UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2011

BUSINESS MARKETING SERVICES, INC.
[Missing Graphic Reference]
(Exact Name of Registrant as Specified in Charter)

DELAWARE	333-152017	80-0154787
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

350 Madison Avenue, 8 th Floor
New York, NY 10017
[Missing Graphic Reference]
(Address of Principal Executive Offices)

(646) 837-0355
[Missing Graphic Reference]
(Registrant's Telephone Number, including area code)

1 Broadway, 10 th Floor
Cambridge, MA 02142
[Missing Graphic Reference]
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Formation of majority-owned subsidiary

On February 3, 2011, the Company had entered into a Shareholders, Company Formation and Capital Increase Agreement between Smartlaunch A/S (“SL”), Rainmaking Holding 1 ApS (“RM”), Perfect Best International Ltd (“PBI”), and Hans Pandeya and formed Adcore, Aps (“Adcore”) under the laws of the kingdom of Denmark. Pursuant to the terms and conditions of the Agreement, the Company, jointly with other parties, formed the Company under the laws of Denmark as a jointly owned company with a nominal share capital of DKK 81,000, of which 55.56% ownership belongs to Business Marketing Services, Inc. Immediately after formation of the Company, Smartlaunch A/S shall subscribe for 9,000 new shares in the Company against injecting the Software as a substance capital injection. Following SL’s subscription for shares, the ownership shall be as follows:

Shareholder	Nominal Shareholding	Percentage
RM	18,000	20%
SL	9,000	10%
PBI	18,000	20%
BMSV	45,000	50%
Total:	90,000	100%

BMSV will assist the newly formed Company in developing the business in the US and India and be responsible for innovation and product development of the Company; whereby, the Company shall pay 50% of the Company’s net revenues in return on a quarterly basis.

BMSV is also granted a call option to buy 9,000 shares from each of RM and PBI corresponding to 50% of RM’s and PBI’s ownerships at nominal price if the following milestones are not achieved:

–	Turnover 2012 minimum DKK five (5) million. The share call option based in this milestone must be executed before April 1, 2013.

–	“SL Free” software completed by June 1, 2011. The share call option based in this milestone must be executed before June 20, 2011.

On February 25, 2011, the Company bought 9,000 shares of the newly formed Company – Adcore Aps from Smartlaunch Systems A/S for SEK 654,648. On the Closing Date, under the terms and conditions of the STA, the Company purchased and Smartlaunch sold all of its rights, title and interest in shares of the common stock of Adcore Aps, a Danish corporation with offices at Kristen Bernikows Gade 6, 4. 1105 Copenhagen K, Denmark; company number: 32320465. The shares acquired by the Company equal 10% of the issued and outstanding common stock of Adcore Aps.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit                       Description

10.1	Shareholders, Company Formation and Capital Increase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Business Marketing Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS MARKETING SERVICES, INC.

Dated: November 21, 2011	By:	/s/ Hans Pandeya
Hans Pandeya
Chief Executive Officer